Exhibit 10.37

AMENDMENT NUMBER THREE
TO THE
NEW YORK STOCK EXCHANGE, INC.
CAPITAL ACCUMULATION PLAN

WHEREAS, New York Stock Exchange, Inc. (“NYSE”) maintains the New York Stock Exchange, Inc. Capital Accumulation Plan, effective January 1, 1998 (the “Plan”).

WHEREAS, NYSE may amend the Plan by action of its board of directors (the “Board”) or a person designated by the Board; and

WHEREAS, the Board desires to freeze the Plan effective as of January 1, 2004.

NOW, THEREFORE, pursuant to Section 16 of the Plan, the Plan is hereby amended, effective as of January 1, 2004, as follows:

1.             Section 1(o) is amended by adding the following sentence at the end thereof:

Notwithstanding any contrary provision contained herein, no person shall be designated as, or shall become, a Participant in this Plan on or after January 1, 2004.

2.             Section 2(a) is amended by adding the following language at the end thereof:

Notwithstanding any other provision of the Plan to the contrary, the Plan is frozen, effective as of January 1, 2004, and no book entry contribution shall be made or credited pursuant to this Section 2(a) to any Accumulation Account with respect to amounts earned for services performed after December 31, 2003.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 7th day of October, 2004.

NEW YORK STOCK EXCHANGE, INC.

By:	/s/ DALE B. BERNSTEIN

Dated:	10/7/04